Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐         Preliminary Proxy Statement

☐         Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐         Definitive Proxy Statement

☒         Definitive Additional Materials

☐         Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

ASENSUS SURGICAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒         No fee required.

☐         Fee paid previously with preliminary materials

☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ASENSUS SURGICAL

P.O. BOX 8016, CARY, NC 27512-9903

Asensus Surgical, Inc.
Important Notice Regarding the Availability of Proxy Materials

Stockholders Meeting to be held on June 6, 2023
For Stockholders of record as of April 14, 2023

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ASXC

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ASXC

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 26, 2023.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/ASXC	(866) 648-8133	paper@investorelections.com

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Asensus Surgical, Inc.

Meeting Type: Annual Meeting of Stockholders
Date: Tuesday, June 6, 2023
Time: 11:00 AM, Eastern Time
Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ASXC for more details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/ASXC

SEE REVERSE FOR FULL AGENDA

Asensus Surgical, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 4 AND 5
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

PROPOSAL

1. The election of the seven director nominees named in the attached proxy statement to serve as directors until the next annual meeting of stockholders and until their successors are elected and qualified.

   1.01 Andrea Biffi

   1.02 Anthony Fernando

   1.03 Kevin Hobert

   1.04 Elizabeth Kwo, M.D.

   1.05 David B. Milne

   1.06 Richard C. Pfenniger, Jr.

   1.07 William N. Starling

2. An advisory vote to approve the compensation paid to the Company's named executive officers for 2022.
3. An advisory vote regarding the frequency of submission of future say on pay votes to the stockholders for approval.
4. A vote to amend the Asensus Surgical, Inc. Amended and Restated Incentive Compensation Plan, as amended (the "Plan"), to approve an increase in the number of shares reserved for issuance under the Plan by 22,000,000 shares.
5. Ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.

The transaction of such other business as may lawfully come before the Annual Meeting or at any adjournment or postponement.